DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
Interest Rate Swaps:
2degrees enters into various interest rate swap agreements to fix its future interest payments under the New Zealand 2021 Senior Facilities Agreement. Under these agreements, 2degrees principally receives a variable amount based on the BKBM and pays a fixed amount based on fixed rates ranging from 1.385% to 3.740%. Settlement in cash occurs quarterly until termination and the variable interest rate is reset on the first day of each calendar quarter. These derivative instruments have not been designated for hedge accounting; thus changes in the fair value are recognized in earnings in the period incurred. The fair value of these contracts, included in Other non-current
liabilities, was $2.3 million and $1.8 million as of December 31, 2019 and December 31, 2018, respectively. As of December 31, 2019, the total notional amount of these agreements was $197.5 million NZD ($133.0 million based on the exchange rate as of December 31, 2019). The agreements have effective dates from June 30, 2017 through June 30, 2021 and termination dates from March 31, 2020 to June 28, 2024. During the year ended December 31, 2019, interest rate swap agreements with a total notional amount of $40.0 million NZD ($26.9 million based on the exchange rate as of December 31, 2019) matured.
On April 5, 2011, the Company entered into a domestic interest rate swap originally designated as a cash flow hedge to fix future interest payments on the
NZD-denominated
credit under 2degrees’ then outstanding credit facility (the “Huawei Loan”) with Huawei Technologies (New Zealand) Company Limited (“Huawei”). In 2013, the Company discontinued hedge accounting and began to recognize all changes in the fair value of the interest rate swap in Other, net. The effective portion of the loss recorded in Accumulated other comprehensive income (loss) prior to the de-designation
(see Note 14
–
Accumulated Other Comprehensive Income) was amortized to Other, net over the remaining life of the interest rate swap agreement.
Summarized financial information for all of the aforementioned derivative financial instruments is shown below:

	Years Ended December 31,
	2019	2018	2017
Non-cash loss from change in fair value recorded in Other, net	$(1,538)	$(1,362)	$(1,503)
Loss reclassified from comprehensive loss to Other, net	$—	$—	$(118)
Net cash settlement	$(1,054)	$(1,371)	$(1,602)
Under the terms of the interest rate swaps, we are exposed to credit risk in the event of non-performance
by the other parties; however, we do not anticipate the
non-performance
of any of our counterparties. For instruments in a liability position, we are also required to consider our own risk of non-performance;
the impact of such is not material. Further, our interest rate swaps do not contain credit rating triggers that could affect our liquidity.
Forward Exchange Contracts:
At December 31, 2019, 2degrees had short-term forward exchange contracts to sell an aggregate of $22.0 million NZD and buy an aggregate of $14.5 million USD to manage exposure to fluctuations in foreign currency exchange rates. During the year ended December 31, 2019, short-term forward exchange contracts to (i) sell an aggregate of $78.4 million NZD and buy an aggregate of $53.5 million USD, and (ii) sell an aggregate of $2.0 million USD and buy an aggregate of $3.0 million NZD matured. These derivative instruments are not designated for hedge accounting, thus changes in the fair value are recognized in earnings in the period incurred. A foreign exchange (loss) or gain of ($1.0) million, $0.8 million and ($1.1) million was recognized in Other, net during the years ended December 31, 2019, 2018 and 2017, respectively. The estimated settlements under these forward exchange contracts were not material as of December 31, 2019 and 2018.